UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 22, 1997



                               -------------------



                             AMERICAN STANDARD INC.
             (Exact name of registrant as specified in its charter)



          Delaware                       33-64450              25-0900465
(State or other jurisdiction of    (Commission File No.)   (I.R.S. Employer
incorporation or organization)                             Identification No.)



         One Centennial Avenue, P.O. Box 6820, Piscataway, NJ 08855-6820
            (Address of principal executive offices)         (Zip Code)

        Registrant's Telephone Number, including area code: (732)980-6000



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ITEM 5. OTHER EVENTS


     In January 1997, the Company entered into the 1997 Credit Agreement, a copy of which has been filed as Exhibit (4)(xviii) to the Registration Statement on Form S-3 (File No. 333-18015) of American Standard Companies Inc. and incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 1996 as Exhibit (4)(xi). On May 22, 1997 and on August 20, 1997, the Company entered into the First Amendment and the Second Amendment, respectively, to the 1997 Credit Agreement. Reference is made to the amendments filed as exhibits hereto.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


         (c) Exhibits.      The following exhibits are filed herewith:

                  4(a) FIRST AMENDMENT dated as of May 22, 1997 to the Amended and Restated Credit Agreement dated as of January 31, 1997, among American Standard Companies Inc., the Company, the Subsidiaries of the Company listed in Schedule I thereto, the financial institutions party thereto, The Chase Manhattan Bank, as Administrative Agent for the Lenders, Citibank, N.A., as Documentation Agent, and The Bank of Nova Scotia and Citibank, N.A., as Co-Syndication Agents.
                  4(b) SECOND AMENDMENT dated as of August 20, 1997 to the Amended and Restated Credit Agreement dated as of January 31, 1997, among American Standard Companies Inc., the Company, the Subsidiaries of the Company listed in Schedule I thereto, the financial institutions party thereto, The Chase Manhattan Bank, as Administrative Agent for the Lenders, Citibank, N.A., as Documentation Agent, and The Bank of Nova Scotia and Citibank, N.A., as Co-Syndication Agents.





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                                      -3-


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                    AMERICAN STANDARD INC.


                                    By /s/ G. Ronald Simon
                                       ---------------------------------------
                                         Name:  G. Ronald Simon
                                         Title:  Vice President and Controller




DATE:  October 24, 1997



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                                  EXHIBIT INDEX

Exhibit
Number

4(a) FIRST AMENDMENT dated as of May 22, 1997 to the Amended and Restated Credit Agreement dated as of January 31, 1997, among American Standard Companies Inc., the Company, the Subsidiaries of the Company listed in
         Schedule I thereto, the financial institutions party thereto, The Chase Manhattan Bank, as Administrative Agent for the Lenders, Citibank, N.A., as Documentation Agent, and The Bank of Nova Scotia and Citibank, N.A., as Co-Syndication Agents.

4(b) SECOND AMENDMENT dated as of August 20, 1997 to the Amended and Restated Credit Agreement dated as of January 31, 1997, among American Standard Companies Inc., the Company, the Subsidiaries of the Company listed in Schedule I thereto, the financial institutions party thereto, The Chase Manhattan Bank, as Administrative Agent for the Lenders, Citibank, N.A., as Documentation Agent, and The Bank of Nova Scotia and Citibank, N.A., as Co-Syndication Agents.